EXHIBIT 10.23

                10500-A RIDGE VIEW COURT, CUPERTINO, CALIFORNIA

                                     LEASE

                                    BETWEEN

                      RIDGEVIEW COURT ASSOCIATES, L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY

                                      AND

                               CIENA CORPORATION,
                             A DELAWARE CORPORATION

    LEASE

                               TABLE OF CONTENTS

                                                                                                      Page
I.     PREMISES.........................................................................................1
       1.1        Description...........................................................................1
       1.2        Condition of Premises.................................................................1

II.    DEFINITIONS......................................................................................2
       2.1        Buildings/Building....................................................................2
       2.2        CC&Rs.................................................................................2
       2.3        Effective Date........................................................................2
       2.4        Interest Rate.........................................................................2
       2.5        Land..................................................................................2
       2.6        Lease Year............................................................................2
       2.7        Permitted Transferee..................................................................2
       2.8        Project...............................................................................2
       2.9        Project Common Areas..................................................................3
       2.10 Property....................................................................................3
       2.11 Tenant's Project Percentage Share...........................................................3

III.   TERM.............................................................................................3
       3.1        Lease Term and Commencement...........................................................3
       3.2        Option to Extend Term.................................................................4
       3.3        Conditions to Exercise................................................................4
       3.4        Terms of Extension Option.............................................................4
       3.5        Fair Market Rent......................................................................4
       3.6        Appraisal Process.....................................................................5
       3.7        Cancellation of Exercise..............................................................6

IV.    RENT.............................................................................................6
       4.1        Rent..................................................................................6
       4.2        Base Rent.............................................................................6
       4.3        Additional Rent--Annual Rent Adjustments/Operating Expenses...........................7
       4.4        Additional Rent--Annual Rent Adjustments/Taxes.......................................10
       4.5        Revisions in Building or Project.....................................................12
       4.6        Proration of Rent....................................................................12

V.     USE.............................................................................................13

       5.1        Use Permitted........................................................................13
       5.2        Definition of Hazardous Substance....................................................13
       5.3        Compliance with Applicable Laws......................................................14
       5.4        No Hazardous Waste Facilities........................................................14
       5.5        Underground Storage Tanks............................................................14
       5.6        Information to be Provided by Tenant.................................................14
       5.7        Radioactive Materials/Radiation......................................................15
       5.8        Environmental Condition..............................................................15
       5.9        Tenant's Indemnity...................................................................16
       5.10 Cooperation of Tenant......................................................................16
       5.11 Landlord's Approval........................................................................16
       5.12 No Obligation of Landlord..................................................................17
       5.13 Acknowledgment by Tenant...................................................................17
       5.14 Survival...................................................................................17
       5.15       Landlord's Indemnity.................................................................17

VI.    ALTERATIONS.....................................................................................17
       6.1        Alterations..........................................................................17
       6.2        Contractors..........................................................................18
       6.3        Bonds................................................................................18
       6.4        Insurance Requirements...............................................................19
       6.5        Professional Services................................................................19
       6.6        Liens................................................................................20
       6.7        Ownership of Alterations.............................................................20
       6.8        Ownership of Equipment, Trade Fixtures and Non-Structural Alterations................20

VII.  REPAIRS..........................................................................................20
       7.1        Tenant's Repair Obligations..........................................................20
       7.2        Landlord's Repair Obligation.........................................................21

VIII.  DAMAGE OR DESTRUCTION...........................................................................21
       8.1        Landlord's Obligation to Rebuild.....................................................21
       8.2        Right to Terminate...................................................................21
       8.3        Abatement of Rent....................................................................22
       8.4        Damage Near End of Term and Extensive Damage.........................................22
       8.5        Landlord's Insurance.................................................................23
       8.6        Insurance Proceeds...................................................................23

IX.    EMINENT DOMAIN..................................................................................23
       9.1        Eminent Domain.......................................................................23

X.     INDEMNITY AND INSURANCE.........................................................................23

       10.1 Indemnity..................................................................................23
       10.2 Waiver.....................................................................................24
       10.3 Tenant's Insurance.........................................................................24
       10.4 Increases in Insurance.....................................................................24
       10.5 Landlord's Insurance.......................................................................25

XI.    ASSIGNMENT AND SUBLETTING.......................................................................25
       11.1 Landlord's Consent.........................................................................25
       11.2 Permitted Transferee.......................................................................25
       11.3 Effect of Sublet...........................................................................25
       11.4 Information to be Furnished................................................................25
       11.5 Landlord's Election........................................................................25
       11.6 Payment upon Sublet........................................................................26
       11.7 Fees for Review............................................................................26
       11.8 Executed Counterparts......................................................................26
       11.9 Transfers Comprising Sublets...............................................................26

XII.  DEFAULT..........................................................................................27
       12.1 Tenant's Default...........................................................................27
       12.2 Remedies upon Tenant's Default.............................................................27
       12.3 Landlord's Right to Perform Tenant's Covenants.............................................28

XIII.  SECURITY DEPOSIT................................................................................29
       13.1 Security Deposit...........................................................................29

XIV.  SURRENDER OF PREMISES............................................................................29
       14.1 Surrender..................................................................................29

XV.  HOLDING OVER......................................................................................29
       15.1 Holding Over...............................................................................29

XVI.  ACCESS TO PREMISES...............................................................................30
       16.1 Access to Premises.........................................................................30

XVII.  SIGNS...........................................................................................30
       17.1 Restrictions and Costs.....................................................................30

XVIII.  WAIVER OF SUBROGATION..........................................................................31
       18.1 Waiver of Subrogation......................................................................31

XIX.  SUBORDINATION....................................................................................31
       19.1 Subordinate Nature.........................................................................31

       19.2 Possible Priority of Lease.................................................................32
       19.3 Recognition and Attornment Agreement.......................................................32

XX.  TRANSFER OF LANDLORD'S INTEREST...................................................................32
       20.1 Transfer of the Project....................................................................32

XXI.  ESTOPPEL CERTIFICATES............................................................................32
       21.1 Estoppel Certificates......................................................................32

XXII.  MODIFICATION FOR LENDERS........................................................................32
       22.1 Modification for Lenders...................................................................32

XXIII.  ATTORNEY'S FEES................................................................................33
       23.1 Attorneys' Fees............................................................................33

XXIV.  BROKERS.........................................................................................33
       24.1 Tenant's Warranty..........................................................................33
       24.2 Indemnity..................................................................................33

XXV.  PARKING..........................................................................................33
       25.1 Parking....................................................................................33

XXVI.  UTILITIES AND SERVICES..........................................................................34
       26.1 Tenant's Responsibility....................................................................34
       26.2 Telecommunications, Risers and Cabling.....................................................34

XXVII.  NAMES OF PROJECT AND BUILDING..................................................................34
       27.1 Revision of Names..........................................................................34
       27.2 Use of Names...............................................................................34

XXVIII.  MEMORANDUM OF LEASE...........................................................................34
       28.1 Recording..................................................................................34
       28.2 Quitclaim..................................................................................35

XXIX.  NOTICES.........................................................................................35
       29.1 Notices....................................................................................35

XXX.  LIABILITY OF LANDLORD............................................................................35
       30.1 Landlord's Exculpation.....................................................................35

XXXI.  LIGHT, AIR AND VIEW.............................................................................35
       31.1 Additional Structures......................................................................35

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
XXXII.  RULES AND REGULATIONS..........................................................................35
       32.1 Rules and Regulations......................................................................35

XXXIII.  RIGHT OF FIRST OFFER..........................................................................36
       33.1 Right of First Offer.......................................................................36

XXXIV.  GENERAL........................................................................................36
       34.1 Captions...................................................................................36
       34.2 Time.......................................................................................36
       34.3 Severability...............................................................................36
       34.4 Choice of Law; Construction................................................................36
       34.5 Gender; Singular, Plural...................................................................36
       34.6 Binding Effect.............................................................................37
       34.7 Waiver.....................................................................................37
       34.8 Entire Agreement...........................................................................37
       34.9       Waiver of Jury Trial.................................................................37
       34.10      Counterparts.........................................................................37
       34.11      Exhibits.............................................................................37
       34.12      Third Party Beneficiaries............................................................37

                                    Exhibits

Exhibit A - Diagram of Premises
Exhibit B - Diagram of Basement Space
Exhibit C - Diagram of Project
Exhibit D - Initial Improvement of the Premises
Exhibit E - Term Commencement Memorandum
Exhibit F - Subordination, Non-Disburbance and Attornment Agreement Exhibit G - H-P Exclusive Parking Area

BASIC LEASE INFORMATION

DATE:                                         June 1, 1999


LANDLORD:                                     RIDGEVIEW COURT ASSOCIATES, L.L.C.,
                                              a Delaware limited liability company


TENANT:                                       CIENA CORPORATION,
                                              a Delaware corporation

PREMISES:                                     See Exhibit A, Exhibit B, and
                                              Section 1

APPROXIMATE RENTABLE AREA:                    One Hundred Eight Thousand Seven
                                              Hundred Fifty-One (108,751)
                                              rentable square feet of space in
                                              Building 3 (53,510 on 1st floor
                                              and 55,241 on 2nd floor), and
                                              seven thousand (7,000) rentable
                                              square feet of basement storage
                                              space in Building 2


BUILDINGS IN WHICH PREMISES LOCATED:          Building 3 and basement storage
                                              space in Building 2; See Section
                                              1


PROJECT:                                      10500-A Ridge View Court (See
                                              Exhibit D)

USE:                                          General office use; research and
                                              development; and light
                                              manufacturing of products

TERM:                                         Ten (10) years

ANTICIPATED COMMENCEMENT DATE:                October 25, 1999 (See Section
                                              3.1)

OPTION TO EXTEND:                             One (1) extension option of five
                                              (5) years

BASE RENT:                                    Lease Year         Monthly Rate
                                              ----------         ------------
                                                    1             $299,065
                                                    2              308,037
                                                    3              317,278
                                                    4              326,797
                                                    5              336,600
                                                    6              346,699
                                                    7              357,099
                                                    8              367,812
                                                    9              378,847
                                                   10              390,212

SECURITY DEPOSIT:                             Two Hundred Ninety Thousand
                                              Dollars ($290,000.00)

ADDRESS FOR NOTICES:

    LANDLORD:                                 Ridgeview Court Associates, L.L.C.
                                              c/o Vintage Properties
                                              314 Lytton Avenue, Suite 200
                                              Palo Alto, CA 94301
                                              Attn:  Joseph R. Seiger

    TENANT:                                   Ciena Corporation
                                              1201 Winterson Road
                                              Linthicum, MD 21090
                                              Attn:  Joseph Chinnici, Chief
                                              Financial Officer

                                              Exhibit A - Diagram of Premises
EXHIBITS:                                     Exhibit B - Diagram of Basement Space
                                              Exhibit C - Diagram of Project
                                              Exhibit D - Initial Improvements
                                                          to Premises
                                              Exhibit E - Term Commencement Memorandum
                                              Exhibit F - Subordination,
                                                          Non-Disturbance and
                                                          Attornment Agreement
                                              Exhibit G - H-P Exclusive Parking Area

                                     LEASE

         THIS LEASE is made and entered into as of June 1, 1999, by and between RIDGEVIEW COURT ASSOCIATES, L.L.C., a Delaware limited liability company ("Landlord"), and CIENA CORPORATION, a Delaware corporation ("Tenant").

         IN CONSIDERATION of the foregoing and of the mutual covenants set forth herein, the parties agree as follows:

                                  I. PREMISES

         I.1 DESCRIPTION. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises described in the Basic Lease Information, together with the right in common with the other occupants of the Project to use the Project Common Areas (as hereinafter defined). The Premises are shown on Exhibit A, attached hereto. The rentable area of the Premises shall be deemed to be that stated in the Basic Lease Information. The Premises include approximately seven thousand (7,000) square feet of storage space in the basement of Building 2 ("Basement Space"). The Basement Space is shown on Exhibit B, attached hereto. The Basement Space is not included in the definition of the "Premises" for the purposes of calculating Tenant's Project Percentage Share. Tenant shall have access to the Basement Space pursuant to the common access areas shown on Exhibit B, attached hereto, which common access areas shall be included within the Project Common Areas. For all purposes of this Lease, the Approximate Rentable Square Footage for each portion of the Premises (e.g., Building 3 and the Basement Space in Building 2) stated in the Basic Lease Information shall be deemed to be the actual rentable square footage of the applicable portion.

         I.2 Condition of Premises. Subject to Landlord's obligations with respect to the initial improvement of the Premises and the structural condition of Building 3 as set forth in Exhibit D, Tenant acknowledges that by taking possession of the Premises, the Premises shall be deemed to have been delivered to Tenant with the Premises and all building systems, including, but not limited to, HVAC, plumbing and electrical, roofs, and all parking areas in good working order and repair, and in compliance with all applicable laws, codes and ordinances, including the requirements of the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq. ("ADA"), in effect on the Commencement Date. TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY AGENT OF LANDLORD HAS MADE ANY REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) WITH RESPECT TO THE PREMISES, THE BUILDINGS, THE PROJECT, OR ANY PORTION THEREOF OR WITH RESPECT TO THE SUITABILITY OF ANY OF THEM FOR THE CONDUCT OF TENANT'S BUSINESS, AND TENANT SHALL RELY SOLELY ON TENANT'S OWN INSPECTION AND EXAMINATION OF THE PREMISES, THE BUILDINGS AND THE PROJECT. Subject to the performance by Landlord of its obligations under Exhibit D relating to the initial improvement of the Premises, Tenant shall accept the Premises in its "as-is" condition as of the Commencement Date.

                                II. DEFINITIONS

              The following definitions, which are in addition to the definitions which appear in other locations within this Lease, shall be applicable to this Lease.

         II.1 BUILDINGS/BUILDING. The term "Buildings" shall mean the buildings within the Project, consisting of three (3) inter-connected, two-story buildings (including a two-story link between two (2) of the buildings). The Buildings, which are shown on Exhibit C to this Lease, are referred to as: (i) Building 1; (ii) Building 2; and (iii) Building 3. The term "Building" shall mean any one (1) of the Buildings.

         II.2 CC&R'S. The term "CC&Rs" shall mean the Declaration of Covenants, Conditions and Restrictions for Ridgeview Court Business Park dated August 12, 1981, recorded in Book 6271 OR, Page 662 of Official Records of the County of Santa Clara, as amended from time to time.

         II.3 EFFECTIVE DATE. The term "Effective Date" shall mean the date of this Lease.

         II.4 INTEREST RATE. The term "Interest Rate" shall mean the rate which is the lesser of (a) the prime or reference rate reported from time to time by The Wall Street Journal or its successor as a national business daily newspaper, as the prevailing rate for short term commercial loans, plus four percent (4%) per annum, or (b) the maximum rate permitted by law.

         II.5 LAND. The term "Land" shall mean the real property more particularly described in the exhibit to the form of Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit F, which consists of approximately twelve and 54/100 (12.54) acres and upon which the Project and the Buildings are located.

         II.6 LEASE YEAR. The term "Lease Year" shall mean the twelve (12) month period commencing on the Commencement Date, if such day is the first day of the month, otherwise commencing on the first day of the calendar month following the Commencement Date, and ending on the last day of the calendar month twelve (12) months thereafter.

         II.7 PERMITTED TRANSFEREE. The term "Permitted Transferee" shall mean
(i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant, (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization or government action, which has a net worth at least equal to the net worth of Tenant prior to the merger, consolidation, nonbankruptcy reorganization or government action, or (iii) a purchaser of all or substantially all of Tenant's assets as a going concern.

         II.8 PROJECT. The term "Project" shall mean the project, presently known as "10500 Ridgeview Court", consisting of the Land, Buildings and the Project Common Areas. Tenant acknowledges that Landlord shall have the right, in its sole discretion, from time to time during the Term (including any extensions) to reconfigure the Project in any way including expanding or reducing the area of any Building and transferring one or more of the Buildings such that the transferred Building or Buildings is or are no longer part of the Project. Notwithstanding the foregoing, Landlord shall not make any change in the configuration of the improvements consisting of the project which permanently obstruct Tenant's access to the Premises or the visibility of Tenant's signage at the Project entrance or from the I-280 freeway.

         II.9 PROJECT COMMON AREAS. The term "Project Common Areas" shall mean the areas and facilities within the Project provided and designated by Landlord from time to time for the general use, convenience or benefit of Tenant and other tenants and occupants of the Project, subject to the exclusive parking rights over those portions of the Project identified with shading on Exhibit G to Hewlett-Packard Company under its lease dated April 30, 1996 for Buildings 1 and 2. The Project Common Areas shall include the common access areas within a Building, landscape areas, and similar areas and facilities designated as Project Common Areas by Landlord.

         II.10 PROPERTY. The term "Property" shall mean the legal parcel or parcels upon which the Buildings are located. As of the date of this Lease, the Property consists of the Land. Landlord shall have the right, at any time and in its sole discretion, to subdivide the Land into two (2) or more new and separate parcels. After the subdivision, the "Property" shall be the parcel(s) upon which the Buildings which are then subject to this Lease are located.

         II.11 TENANT'S PROJECT PERCENTAGE SHARE. The term "Tenant's Project Percentage Share" initially shall be determined by dividing the rentable square footage of the Premises by the rentable square footage of the Project.

The rentable square footage of the Project is two hundred forty-six thousand seven hundred fifty-one (246,751) rentable square feet (i.e., the sum of the rentable square footage of all three (3) of the Buildings). The rentable square footages of the Buildings as of the date of this Lease are (i) Building 1: seventy-four thousand one hundred thirty-five (74,135) rentable square feet;
(ii) Building 2: sixty-three thousand eight hundred sixty-five (63,865) rentable square feet; and (iii) Building 3: one hundred eight thousand seven hundred fifty-one (108,751) rentable square feet. Tenant's Project Percentage Share as of the date of this Lease is forty-four percent (44%). Tenant's Project Percentage Share shall be revised if Tenant leases additional space within the Project or if the rentable square footage of any Building changes.

                                   III. TERM

         III.1 LEASE TERM AND COMMENCEMENT. The Term of this Lease shall commence on the "Commencement Date" which shall be one hundred twelve (112) days following the date that Landlord delivers possession of the Premises to Tenant with a sufficient portion of Landlord's Work under Exhibit D completed so that Tenant may commence and thereafter continue construction of the Tenant Improvements without material delay or impediment due to the incompletion of Landlord's Work or the activities of Landlord's contractor, or (ii) the date Tenant commences business operations within the Premises and, unless terminated on an earlier date in accordance with the terms of this Lease, shall extend for ten (10) years (the "Term"). The date upon which this Lease is to expire is hereinafter referred to as the "Expiration Date." Within ten (10) days following the Commencement Date Tenant shall execute and deliver to Landlord a Term Commencement Memorandum in the form of Exhibit E.

         III.2 OPTION TO EXTEND TERM. Subject to the terms of this Article III, Tenant shall have an option (the "Extension Option") to extend the Term of this Lease for an extension term (the "Extension Term") of five (5) years.

         III.3 CONDITIONS TO EXERCISE. Tenant's option to exercise the Extension Option shall be conditioned upon (i) there not being an uncured Event of Default as of the date Tenant (or the Permitted Transferee exercising the Extension Option) desires to exercise the Extension Option and on the date the Extension Term is to commence; (ii) Tenant not having subleased for substantially all of the remainder of the Term more than fifty percent (50%) of the Premises at any time during the initial Term; and (iii) Tenant not having caused or permitted by those under its control the release or discharge of any Hazardous Materials in violation of applicable laws and regulations, which violation continues to exist as of the date of exercise.

         III.4    TERM OF EXTENSION OPTION. Subject to the provisions of
Section 3.3, Tenant shall have the right to extend the term of this Lease as to all (but not less than all) of the Premises subject to this Lease as of the expiration of the initial term for one (1) period of five (5) years, commencing on the Expiration Date. If Tenant elects to extend this Lease for the Extension Term, Tenant shall give unequivocal written notice ("Extension Term Exercise Notice") of its exercise to Landlord not less than twelve (12) months prior to the Expiration Date. Tenant's failure to give the Extension Term Exercise Notice in a timely manner shall be deemed a waiver of all of Tenant's rights to extend. The terms, covenants and conditions applicable to the Extension Term shall be all of the terms, covenants and conditions of this Lease, except that
(i) Tenant shall not be entitled to any further option to extend; (ii) the Base Rent for the Premises shall be the greater of (A) the Base Rent in effect as of the First Extension Option Expiration Date, or (B) ninety-five percent (95%) of the fair market rent as of the commencement of the Extension Term.

         III.5 FAIR MARKET RENT. Regardless of how long before the scheduled expiration of the Term Tenant gives an Extension Term Exercise Notice to Landlord, Landlord shall not be obligated to commence the process of determining fair market rental value until eighteen (18) months prior to the Expiration Date. Landlord and Tenant shall have thirty (30) days after Landlord receives an Exercise Notice in which to agree on the fair market rental value of the Premises during the Extension Term. In determining the fair market rental value of the Premises during an Extension Term, consideration shall be given to (A) the uses of the Premises permitted under this Lease; (B) the quality, size, design and location of the Premises (including the Basement Space and the Tenant Equipment Pad Area); (C) the rental value of comparable, improved space located in the geographical area of the Project used for general office use, research and development and manufacturing of products; (D) any scheduled or indexed increases in base rent and any free rent and other concessions then being given which are then prevalent in the market. If Landlord and Tenant agree on the fair market rental value of the Premises for the Extension Term during the thirty (30) day period, they shall immediately execute an amendment to this Lease stating the Base Rent. If Landlord and Tenant are not able to agree on the fair market rental value for the Premises during the Extension Term during the thirty (30) day period, the matter shall be determined by the appraisal procedure set forth in
Section 3.6.

         III.6    APPRAISAL PROCESS

              (a) Selection of Appraisers. If Landlord and Tenant are unable to agree on the fair market rental value of the Premises for the Extension Term within the thirty (30) day period specified in Section 3.5; then, within ten
(10) days after the expiration of the thirty (30) day period, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested real estate appraiser with at least ten (10) years full-time commercial appraisal experience in the geographical area of the Project (i.e., within a twenty-five (25) mile radius of the Project) to appraise and set the fair market rental value of the Premises during the Extension Term. If either Landlord or Tenant does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the fair market rental value of the Premises during the Extension Term. If two (2) appraisers are appointed by Landlord and Tenant as stated in this Section, they shall meet promptly and attempt to set the fair market rental value of the Premises for the Extension Term. If the two (2) appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this Section within ten (10) days after the last day the two (2) appraisers are given to set the fair market rental value of the Premises. If they are unable to agree on the third appraiser, either Landlord or Tenant, by giving ten (10) days' notice to the other party, can apply to the then President of the Real Estate Board of Santa Clara County or to the Presiding Judge of Santa Clara Superior Court, for the selection of a third appraiser (the "Independent Appraiser") who meets the qualifications stated in this Section. Landlord and Tenant each shall bear one-half ( 1/2) of the cost of appointing the third appraiser and of paying the Independent Appraiser's fee. The Independent Appraiser, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant.

              (b) Value Determined by Independent Appraiser. Within thirty (30) days after the selection of the Independent Appraiser, each of Tenant's appraiser and Landlord's appraiser shall deliver to the Independent Appraiser its determination of fair market rental value. Within ten (10) days after its receipt of the determinations of Landlord's appraiser and Tenant's appraiser, the Independent Appraiser shall determine which of either the determination of Landlord's appraiser of Tenant's appraiser most closely approximates the Independent Appraiser's determination of the fair market rental value. If within the time required, either Landlord's appraiser or Tenant's appraiser does not deliver its determination to the Independent Appraiser, the fair market rental value shall be deemed to be that set forth in the determination which is timely delivered.

              (c) Notice to Landlord and Tenant. After the fair market rental value of the Premises for the Extension Term has been set, the appraisers immediately shall notify Landlord and Tenant. Landlord and Tenant then immediately shall execute an amendment to this Lease stating the Base Rent during the Extension Term.

         III.7 CANCELLATION OF EXERCISE. At any time following its exercise of an Extension Option but no later than nine (9) months prior to the then-scheduled expiration of the term, and provided that Tenant has received from

Landlord an estimate of the fair market rental value prior to such date, Tenant may cancel its exercise of an Extension Option by notice to Landlord. Thereafter and within thirty (30) days of Landlord's request, Tenant shall reimburse Landlord for all of its out-of-pocket expenses incurred in connection with the appraisal process.

                                    IV. RENT

         IV.1     RENT. As used in this Lease, the term "Rent" shall include:
(i) the Base Rent (as stated in the Basic Lease Information); (ii) Tenant's Project Percentage Share of Project Operating Expenses paid or incurred by Landlord during the Term (including all extensions) of this Lease; (iii) Tenant's Project Percentage Share of Taxes paid or incurred during the Term (including all extensions) of this Lease; and (iv) all other amounts which Tenant is obligated to pay under the terms of this Lease. All amounts of money payable by Tenant to Landlord shall be paid without prior notice or demand, deduction or offset. Any amount which is not paid when due shall bear interest from the date due until the date paid at the Interest Rate. If any installment of Rent is not received by Landlord when due, and then is not received within five (5) days following the giving of notice by Landlord to Tenant, Tenant shall pay to Landlord a late charge as liquidated damages equal to five percent (5%) of the overdue amount; provided that such late charge shall be payable, without any notice to Tenant, upon Tenant's failure to pay Rent when due, when notice previously has been given, more than one time in any twelve (12) month period.

         IV.2 BASE RENT. Tenant shall pay Base Rent to Landlord (or other entity designated by Landlord), in advance, on the first day of each calendar month of the Term, at Landlord's address for notices (as set forth in the Basic Lease Information) or at such other address as Landlord may designate. The Base Rent shall be the amount set forth in the Basic Lease Information. Notwithstanding the foregoing, from the period from the Commencement Date and continuing until January 1, 2000, Tenant shall be obligated only to pay Base Rent and its Project Percentage Share of Project Operating Expenses and Taxes which are attributable to the rentable area of the first floor of the Premises, i.e., Base Rent of $147,152.50 per month and a Project Percentage Share of 21.69%. In addition, if and to the extent that Landlord's delivery of the Premises as required under Section 3.1 is delayed beyond July 5, 1999 and such delay causes a delay in the completion of Tenant's Work as described in Exhibit D and as documented by Tenant, there shall be an abatement of Tenant's obligation to commence payment of Base Rent and Tenant's Project Percentage Share of Project Operating Expenses and Taxes during the period of such delay and a delay in Tenant's obligation of two (2) additional days for each one (1) day of such delay.

         IV.3     ADDITIONAL RENT--ANNUAL RENT ADJUSTMENTS/OPERATING EXPENSES

              (a) Project Operating Expenses. The term "Project Operating Expenses" shall mean the costs and expenses of the Project which Landlord determines should be charged to the Project (in general). The Project Operating Expenses shall include (i) Landlord's direct costs and expenses of operation, management, repair and maintenance of the Project and supporting facilities, consisting of those portions of the Project and supporting facilities which are not Tenant's responsibility under this Lease, as determined by Landlord in accordance with generally accepted accounting principles or other recognized accounting principles, consistently applied; (ii) management fees or a management cost recovery in an amount not to exceed two percent (2%) of gross revenues from the Project; (iii) costs properly allocable to the Project of any capital improvements made to the Project by Landlord (whether structural or non-structural) for upgrading services, for replacing worn-out equipment, paving and other portions of the Project which are not required to be maintained by tenants, or that are required under any governmental law or regulation (including Americans with Disabilities Act), the costs, or allocable portion thereof, to be amortized over such reasonable period as Landlord shall reasonably determine based upon the useful life of such improvements, together with interest upon the unamortized balance at the rate as may be paid by Landlord on funds borrowed for the purpose of constructing such capital improvements or, if not borrowed, at ten percent (10%) per annum (provided, however, that Tenant shall be responsible for and shall pay in the year incurred by Landlord, one hundred percent (100%) of the costs, without amortization of any capital improvements made to the Project by Landlord, that are required under any governmental law or regulation to the extent that the capital improvements are required as a result of use of the Premises by Tenant for any purpose other than general office use or as a result of any alterations of or improvements to the Premises or any other portion of the Project made by Tenant); and (iv) the cost of insurance carried by Landlord with respect to the Project, including any rental interruption insurance carried by Landlord. At Landlord's election, the insurance for the Project may include earthquake and environmental impairment coverage (with the premium for the earthquake and environmental impairment coverage to be included in the Project Operating Expenses). If Landlord includes the Project under blanket insurance polices covering multiple properties, the term "Project Operating Expenses" shall include the portion of costs of such blanket insurance allocable by Landlord to the Project. If less than ninety-five percent (95%) of the rentable area of the Project is occupied, Project Operating Expenses shall be adjusted to equal Landlord's reasonable estimate of Project Operating Expenses if ninety-five percent (95%) of the total rentable area of the Project were occupied.

              (b) Exclusion from Operating Expenses. "Project Operating Expenses" shall not include, and Tenant shall in no event have any obligation to perform or to pay directly to, or reimburse Landlord for, the following: (i) costs for items which Landlord reasonably determines should be capitalized under standard accounting practices, except as provided in clauses 4.3(a)(ii) and (iv), to the extent amortized over the cost recovery period of the capital item in question; (ii) costs of any renovations, improvement, painting or redecorating of any portion of the interiors of the Buildings not made available for Tenant's use; (iii) costs incurred in connection with negotiation of disputes with any other occupant of the Project and costs arising from the violation by Landlord or any other occupant of the Project of the terms and conditions of any lease or other agreement; (iv) any repair or other work necessitated by condemnation, fire or other casualty; (v) any costs, fines and the like due to Landlord's violation of any governmental rule or authority (except to the extent caused by Tenant's violations); (vi) costs regarding the presence of Hazardous Substances or Hazardous Wastes within the Project, except that Tenant shall be responsible, in accordance with the terms of Section 10, for one hundred percent (100%) of such costs to the extent resulting from releases, spills or discharges of Tenant or its employees, agents, contractors or invitees; and (vii) services, benefits or both provided to some tenants of the Project but not to Tenant; (viii) the costs of capital improvements made to the Project by Landlord that are required as the result of the use of any other portion of the Project by another tenant for any purpose other than general office use or as a result of any alterations of or improvements to any other portion of the Project made by or for another tenant; (ix) interest or rent paid to any lender or a ground lessor; (x) brokerage commissions, advertising costs or other related expenses received by Landlord in connection with the leasing of space to individual tenants of the Building; (xi) alterations, additions, improvements or replacements required to correct any physical defects in the Building or the Project Common Areas; (xii) damage and repairs necessitated by the gross negligence or willful misconduct of Landlord, its employees, contractors or agents; (xiii) executive salaries or salaries of service personnel of Landlord or its property manager to the extent that such personnel perform services not in connection with the management, operation, repair or maintenance of the Building; (xiv) Landlord's general overhead expenses not related to the Building; (xv) legal fees, accountants' fees and other expenses incurred in the defense of Landlord's title to or interest in the Building or any part thereof; (xvi) costs incurred due to a violation by Landlord or any other tenant of the Building of the terms and conditions of a lease; (xvii) costs of any service provided to Tenant or other occupants of the Building for which Landlord is reimbursed; (xviii) premiums for earthquake insurance to the extent such premiums for the Project exceed One Hundred Fifty-Six Thousand Dollars ($156,000) per year (as increased as of each anniversary of the Commencement Date in proportion with increases in the San Francisco Bay Area, all consumers, all items, Consumer Price Index as published by the U.S. Department of Labor) unless Landlord is required to maintain such insurance under the terms of any documents securing a loan which is secured by the Project; and (xix) costs and fees for professional services incurred in reviewing alterations proposed by other tenants of the Project.

              (c) Annual Operating Expenses Estimate. During December of each calendar year during the Term (and any extensions), or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's reasonable estimate ("Annual Operating Expenses Estimate") of the amount of Project Operating Expenses which will be payable by Tenant for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of the Annual Operating Expenses

Estimate; provided, however, that if notice is not given in December, Tenant shall continue to pay on the basis of the then applicable Annual Operating Expenses Estimate until the month after the notice is given. If at any time it reasonably appears to Landlord that the amount payable for the current calendar year will vary from Landlord's Annual Operating Expenses Estimate by more than five percent (5%), Landlord may give notice to Tenant of Landlord's revised Annual Operating Expenses Estimate for the year, and subsequent payments by Tenant for the year shall be based on the revised Annual Operating Expenses Estimate.

              (d) Annual Operating Expenses Reconciliation. Within sixty (60) days after the close of each calendar year of the Term (and any extensions), or as soon after the sixty (60) day period as practicable, Landlord shall deliver to Tenant a statement ("Annual Operating Expenses Statement") of the reconciliation of the Project Operating Expenses for the prior calendar year. If, on the basis of the Annual Operating Expenses Statement, Tenant owes an amount that is less than the Annual Operating Expenses Estimate payments for the calendar year previously made by Tenant, Landlord shall apply the excess to the next payment(s) of Annual Operating Expenses Estimate due or, if the Lease has expired, promptly refund such overpayment to Tenant. If, on the basis of the Annual Operating Expenses Statement, Tenant owes an amount that is more than the Annual Operating Expenses Estimate payments for the calendar year previously made by the Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the Annual Operating Expenses Statement. An Annual Operating Expenses Statement shall be presumed correct and shall be deemed final and binding upon Tenant unless Tenant in good faith objects in writing thereto within two (2) years and three (3) months after delivery of the Annual Operating Expenses Statement to Tenant (which writing shall state, in reasonable detail, all of the reasons for the objection).

              (e) Audit of Project Operating Expenses and Taxes.

                (i) Tenant and its authorized representatives may, upon at least fifteen (15) days prior notice to Landlord, examine, inspect, audit and copy the records of Landlord regarding each such statement of Annual Operating Expenses and Annual Taxes Statement at Landlord's or its agent's or accountant's office during normal business hours within two (2) years after the furnishing of a particular statement. Unless Tenant takes written exception to any item on such statement within sixty (60) days after the commencement of any such audit, the statement shall be considered as final and accepted by Tenant except that Landlord may, at any time during that 60-day period, submit a corrected statement to Tenant if Annual Operating Expenses or Taxes on the original statement were overstated or understated.

               (ii) The payment by Tenant of the amounts shown on any statement of Total Operating Expenses or Taxes shall not preclude Tenant from questioning the correctness of any item of the statement subject to the rights in this Article. There shall be no more than one (1) audit of Total Operating Expenses or Taxes for any twelve (12) month period. Landlord may defer the audit for up to thirty (30) days while Landlord is closing its books, is preparing financial statements or tax returns, or for other reasons is anticipating unusual demands on its accounting office and personnel. Upon completion of the audit, Tenant shall forward to Landlord a copy of the audit report and all accompanying data and work papers available to Tenant relating thereto.

              (iii) To facilitate an audit by Tenant, Landlord shall keep its books and records applicable to Total Operating Expenses and Taxes for any particular fiscal year for two (2) years after the statement for such fiscal year is delivered to Tenant. Notwithstanding the foregoing, if a dispute arises as to any item of Operating Expenses or Taxes after an audit conducted by Tenant in accordance with the terms and conditions of this Section 4.3(f), then Landlord shall keep its books and records applicable to such item or items in dispute until one (1) year after the resolution of any such dispute.

               (iv) Tenant shall diligently complete (or to abandon) any audit begun by Tenant. Tenant shall pay all costs of the audit, unless the audit reveals that Project Operating Expenses taken as a whole for any fiscal year were overstated by three percent (3%) or more. In that event, Landlord shall pay for the reasonable costs of that audit. Pending resolution of any disputes regarding Project Operating Expenses or Taxes, Tenant shall pay to Landlord any Project Operating Expenses and Taxes alleged to be due from Tenant as reflected on Landlord's statement or any invoice issued on the basis of Landlord's statement. Landlord shall promptly refund to Tenant any amounts overpaid by Tenant as determined by an audit.

                (v) Tenant's right of audit is subject to the following conditions: (1) the audit shall be done by an independent certified accountant experienced in auditing such records, and in no event shall the auditor or any other person directly or indirectly involved in the audit (collectively with the auditor, an "Auditor-Related Person") be compensated pursuant to a commission or other arrangement pursuant to which the nature or extent of fees or other compensation is dependent upon the results of the audit; (2) in no event shall any Auditor-Related Person solicit or otherwise communicate to any other tenant or occupant of Landlord in any manner which discloses that Tenant has a right to audit the records of Landlord, or that Tenant or the Auditor-Related Person is planning to or has audited Landlord's records; (3) Tenant and each Auditor-Related Person shall keep confidential and shall not disclose that any audit hereunder is to be or has been conducted or the results thereof, except to the extent that disclosure in confidence to its accountants is necessary in connection with the performance of an audit, and except as may be required by law; (4) at Landlord's request, prior to commencement of the audit, Tenant and each Auditor-Related Person shall sign and deliver to Landlord written assurances of compliance with the matters set forth in clauses
(1) through (3) above; and (5) Tenant's right to audit as provided above shall be available to Tenant only on condition that an Event of Default shall not then exist.

               (vi) Tenant's audit rights under this paragraph 4.3(e) may not be exercised by any subtenant.

         IV.4     ADDITIONAL RENT--ANNUAL RENT ADJUSTMENTS/TAXES.

              (a) Taxes. Tenant shall pay as Rent, Tenant's Project Percentage Share of Taxes paid or incurred by Landlord during the Term.

              (b) Real Property Taxes. The term "Real Property Taxes" shall mean any ordinary or extraordinary form of tax, special tax, assessment or special assessment, license fee, rent tax, business license tax, gross receipts tax, levy, penalty (if a result of Tenant's delinquency) imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government for any maintenance or improvement or other district or division thereof against or related to the Premises, Buildings, Property and/or Project. Notwithstanding anything to the contrary, "Real Property Taxes" shall not include net income, premium, estate, succession, inheritance, transfer or franchise taxes. The term shall include all transit charges, housing fund assessments, real estate taxes and all other taxes relating to the Premises, Buildings, Property and/or Project, all other taxes which may be levied in lieu of real estate taxes, all assessments, assessment bonds, levies, fees, and other governmental charges (including charges for traffic facilities, improvements, child care, water services studies and improvements, and fire services studies and improvements) or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises, Building, Property or Project or become payable during the Term (including any extensions) in connection with the ownership, operation, use or rental of the Project, including the revenues received by Landlord therefrom. "Taxes" shall also include any fees and other out-of-pocket expenses reasonably incurred by Landlord in appealing and contesting the assessed value upon which Real Property Taxes are calculated. The term "Taxes" shall not include any tax or assessment expense or any increase therein (i) in excess of the amount which would be payable if such tax or assessment were paid in installments over the longest possible term or (ii) imposed on land and improvements other than the Project.

              (c) Annual Taxes Estimate. During December of each calendar year during the Term (and any extensions), or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's reasonable estimate ("Annual Taxes Estimate") of the amount of Real Property Taxes which will be payable by Tenant for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of the Annual Taxes Estimate; provided, however, that if notice is not given in December, Tenant shall continue to pay on the basis of the then applicable Annual Real Property Taxes Estimate until the month after the notice is given. If at any time it reasonably appears to Landlord that the increased amount payable for the current calendar year will vary from Landlord's Annual Taxes Estimate by more than five percent (5%), Landlord may give notice to Tenant of Landlord's revised Annual Taxes Estimate for the year, and subsequent payments by Tenant for the year shall be based on the revised Annual Taxes Estimate.

              (d) Annual Taxes Reconciliation. Within sixty (60) days after the close of each calendar year of the Term (and any extensions), or as soon after the sixty (60) day period as practicable, Landlord shall deliver to Tenant a statement ("Annual Taxes Statement") of the Taxes for the prior calendar year. The Annual Taxes Statement shall be final and binding upon Landlord and Tenant. If, on the basis of the Annual Taxes Statement, Tenant owes an amount that is less than the Annual Taxes Estimate payments for the calendar year previously made by Tenant, Landlord shall apply the excess to the next Annual Taxes Estimate payment(s) due or pay such excess to Tenant, if the Lease has expired. If, on the basis of the Annual Taxes Statement, Tenant owes an amount that is more than the Annual Taxes Estimate payments for the calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the Annual Taxes Statement.

              (e) Taxes on Tenant Improvements and Personal Property. Notwithstanding any other provision hereof, Tenant shall pay the full amount of any increase in Taxes during the Term resulting from any and all alterations and improvements, furnishings, equipment and fixtures of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall not be liable for any increase in Taxes which results from alterations, improvements, furnishings, fixtures and equipment placed or installed by other tenants of the Project. Tenant shall pay, prior to delinquency, all taxes assessed or levied against Tenant's personal property in, on or about the Premises. When possible, Tenant shall cause its personal property to be assessed and billed separately from the real or personal property of Landlord.

              (f) Tenant's Right to Contest. Upon Tenant's request, Landlord shall pay Taxes under protest and, at its expense, Tenant may cause the assessed values upon which Taxes are calculated to be contested, subject to the following terms and conditions: (i) no Event of Default shall then exist with respect to Tenant's obligation to pay its Project Percentage Share of Taxes;
(ii) Landlord shall cooperate with Tenant in executing such documents and taking such other actions as reasonably may be required to prosecute such contest provided that Tenant shall advance any reasonable out-of-pocket costs required and Landlord shall not incur any liability as a result; (iii) any information which Landlord shall disclose to Tenant or its consultants regarding the Project, including the terms of other leases, shall be held in strict confidence and only disclosed as previously approved by Landlord; and
(iv) Landlord shall reimburse Tenant for its costs incurred in such contest but only if and when Landlord realizes savings in Taxes otherwise payable by Landlord in comparison with the amount of Taxes which otherwise would have been payable by Landlord.

         IV.5 REVISIONS IN BUILDING OR PROJECT. To the extent there are revisions in the Building (e.g., the rentable square footage of the Building) or the Project (e.g., the rentable square footage of the Project), Landlord shall make reasonable revisions in (i) the Project Operating Expenses paid or incurred by Landlord during the calendar year; (ii) Tenant's Project Percentage Share; (iii) the Taxes paid or incurred by Landlord in the calendar year; and
(iv) all other amounts which Tenant is obligated to pay under the terms of this Lease.

         IV.6 PRORATION OF RENT. If the Commencement Date is not the first day of the month, or if the end of the Term is not the last day of the month, Rent shall be prorated on a monthly basis (based upon a thirty (30) day month) for the fractional month during which this Lease commences or terminates. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to paragraphs 4.3(d) and 4.4(d) which are to be performed after the termination.

                                     V. USE

         V.1 USE PERMITTED. Tenant shall use the Premises (exclusive of the Basement Space) solely for general office use, research and development and light manufacturing of products, and the Basement Space shall be used solely for storage purposes, and Tenant shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Tenant shall use the Basement Space only for the storage of office supplies, equipment, furniture, files and other materials used in connection with the permitted use of the Premises, but not for storage of Hazardous Materials. Tenant, at its own expense, shall comply with all laws, rules, regulations, orders, permits, licenses and ordinances issued by any governmental authority which relate to Tenant's use of the Premises during the Term of this Lease and any extensions, provided that Tenant's compliance obligations regarding Hazardous Substances and Hazardous Wastes shall be determined pursuant to Section 5.2 through
Section 5.14, and provided that Tenant shall not bring on, store or produce on the Premises, Hazardous Materials in any quantity which would require Tenant to prepare a business plan relating to the storage of hazardous or toxic materials under Health & Safety Code Section 25501, as amended, or any similar law. Tenant shall not use the Premises in any manner that will constitute waste or nuisance, or which will interfere with or unreasonably annoy other tenants in the Buildings or the Project (including using loudspeakers or sound or light apparatus that can be heard or seen outside the Premises). Additionally, Tenant shall comply with any Rules and Regulations adopted by Landlord pursuant to
Section 32.1 of this Lease, the requirements of the Board of Fire Underwriters or any insurance carrier providing insurance with respect to the Premises or the Project Common Areas, and the CC&R's.

         V.2 DEFINITION OF HAZARDOUS SUBSTANCE. The term "Hazardous Substance" shall mean any toxic or hazardous substance or material or any pollutant or contaminant including, but not limited to, petroleum and petroleum products, any and all of those substances included within the definitions of "pollutant," "contaminant," "hazardous substances," "hazardous materials," "hazardous chemical substance or mixture," "imminently hazardous chemical substance or mixture," "toxic substances," "hazardous air pollutant," "toxic pollutant," "chemicals known to cause cancer or reproductive toxicity," or any and all other similar terms defined in other federal, state and local laws, statutes, regulations, orders or rules, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., and the California Carpenter-Presley-Tanner Hazardous Substance Account Act, California Health & Safety Code Section 25300 et seq., and regulations promulgated thereunder, as amended, and materials which are, or in the future become, regulated under applicable local, state or federal law for the protection of health (including industrial hygiene), safety or the environment, or which are classified as hazardous or toxic substances or materials, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision. The term "Hazardous Waste" shall mean (i) any waste listed as or meeting the identified characteristics of a "Hazardous Waste" under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., and regulations promulgated pursuant thereto, (ii) any waste meeting the identified characteristics of "Hazardous Waste" under California Hazardous Waste Control Law, California Health and Safety Code Section 25100 et seq., and regulations promulgated pursuant thereto (collectively, "CHWCL"), and (iii) any wastes which are, or in the future become, regulated under applicable local, state or federal law for the protection of health (including industrial hygiene), safety or the environment, or which are classified as hazardous, toxic or infectious wastes, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision. The term "Hazardous Waste Facility" shall mean a hazardous waste facility as defined under CHWCL.

         V.3 COMPLIANCE WITH APPLICABLE LAWS. Tenant, at its sole cost and expense, shall comply with all applicable laws, rules, regulations, orders, permits, licenses and operating plans of any governmental authority with respect to the use, handling, generation, transportation, storage, treatment and/or disposal of Hazardous Substances or Hazardous Wastes by Tenant as occupant of the Premises, or its employees, agents, contractors or invitees. Tenant shall provide Landlord with copies of all permits, registrations or other similar documents that authorize Tenant to conduct any such activities in connection with its authorized use of the Premises.

         V.4 NO HAZARDOUS WASTE FACILITIES. Tenant shall not operate on the Premises any facility required to be permitted or licensed as a Hazardous Waste Facility or for which interim status as such is required. Tenant shall not perform treatment of Hazardous Substances or Hazardous Wastes on the Premises which treatment is subject to a conditional exemption, conditional authorization or permit-by-rule under the CHWCL.

         V.5 UNDERGROUND STORAGE TANKS. Tenant shall not construct or install any underground storage tank within the Project.

         V.6 INFORMATION TO BE PROVIDED BY TENANT. Within thirty (30) days after each anniversary of the Commencement Date, Tenant shall deliver to Landlord a written report, in a form acceptable to Landlord and prepared at Tenant's sole cost and expense by an environmental consultant acceptable to Landlord, certifying that Tenant is in compliance with (i) all applicable laws, rules, regulations, orders, permits, licenses and operating plans of any governmental authority with respect to the use, handling, generation, transportation, storage, treatment and/or disposal of Hazardous Wastes and (ii) Sections 5.2 through 5.8 of this Lease. In addition, to the extent applicable, Tenant shall provide to Landlord in writing the following information and/or documentation prior to or on the Commencement Date and within sixty (60) days after any change in the required information and/or documentation:

              (a) List of Hazardous Substances. A list of all Hazardous Substances and/or Hazardous Wastes that Tenant uses, handles, generates, transports, stores, treats or disposes in connection with its operations on the Premises.

              (b) Material Safety Data Sheets. Copies of all Material Safety Data Sheets ("MSDSs") required to be maintained with respect to operations of Tenant at the Premises in accordance with Title 8, California Code of Regulations Section 5194 or 42 U.S.C. Section 11021, or any amendments thereto. In lieu of this requirement, Tenant may provide a Hazardous Materials Inventory Sheet that details the MSDSs.

              (c) Hazardous Materials Manifest. Copies of all Hazardous Waste Manifests, as defined in Title 22, California Code of Regulations Section 66481, that Tenant is required to complete in connection with its operations at the Premises.

              (d) Hazardous Materials Management Plans. A copy of any Hazardous Materials Management Plans required with respect to Tenant's operations.

              (e) Contingency Plans and Emergency Procedures. Copies of any Contingency Plans and Emergency Procedures required of Tenant due to its operations in accordance with Title 22, Chapter 30, Article 20, of the California Code of Regulations, and any amendments thereto.

              (f) Reports to DTSC. Copies of any biennial reports to be furnished to California Department of Toxic Substances Control or a local agency relating to Hazardous Substances or Hazardous Wastes.

              (g) Wastewater Permits. Copies of all industrial wastewater discharge permits.

              (h) Notices. Copies of (A) any reports, notices or other communications made to or received from any governmental agency arising out of or in connection with any Hazardous Substances or Hazardous Wastes in, on, under or about the Premises or (B) any claim made or threatened by any person against Tenant, Landlord or the

Premises relating to damage, contribution, cleanup, removal, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Substance or Hazardous Wastes.

         V.7 RADIOACTIVE MATERIALS/RADIATION. Tenant shall not receive, store, possess, use, transfer or dispose of "Radioactive Materials" or "Radiation," as such materials are defined in Title 17, California Code of Regulations Sections 30100(w), or materials possessing the characteristics of the materials so defined.

         V.8 ENVIRONMENTAL CONDITION. The generation, presence, use, handling, storage, treatment, disposal or release of any Hazardous Substance, Hazardous Waste, Radiation or Radioactive Materials by Tenant or its employees, agents, contractors or invitees in violation of this Lease or any applicable federal, state or local law or regulation shall constitute an "Environmental Condition." In the event an Environmental Condition exists on or about the Premises, Tenant shall promptly undertake and diligently complete, at its sole cost, and in strict compliance with all applicable laws, rules, regulations and orders, all investigative, corrective and remedial measures required to respond to the Environmental Condition. Such measures shall include, but shall not be limited to, removal and proper disposal of the Hazardous Substance, Hazardous Waste, Radiation or Radioactive Material, and restoration of the Premises, land, improvements and other affected areas so that upon completion of the investigative, corrective, or remedial measures, the Premises and any other affected areas shall be in the same or better character and condition as before the Environmental Condition occurred. Tenant shall notify Landlord in writing of any Environmental Condition within twenty-four (24) hours after Tenant becomes aware of such Environmental Condition.

         V.9 TENANT'S INDEMNITY. Tenant shall indemnify, defend, and hold harmless Landlord from any and all claims, losses (including loss of rental income and loss due to business interruption), damages (including diminution in value or loss of value of the Premises, liabilities, costs, legal fees, fines, and expenses of any sort arising out of or relating to any release into the environment of Hazardous Substances, Hazardous Wastes, Radiation or Radioactive Materials by Tenant or any of Tenant's employees, agents, contractors or invitees, or Tenant's failure to comply with Sections 5.1 through 5.8.

         V.10 COOPERATION OF TENANT. Tenant shall cooperate with Landlord in furnishing Landlord with complete information regarding Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of Hazardous Substances, Hazardous Wastes, Radiation or Radioactive Materials. Upon request, Tenant agrees to grant Landlord access at all times to the Premises to inspect Tenant's receipt, handling, use, storage, transportation, generation, treatment and/or disposal of Hazardous Substances, Hazardous Wastes, Radiation or Radioactive Materials, or to conduct environmental tests including, without limitation, tests of the soil, surface water and the groundwater in, on or about the Premises. In exercising its rights under this Section, Landlord shall make reasonable efforts to minimize interference with Tenant's business.

         V.11 LANDLORD'S APPROVAL. Unless an emergency situation exists that requires immediate action, Tenant shall obtain Landlord's prior written approval of all contemplated investigative, corrective or remedial measures relating to Hazardous Substances at or under the Premises which Tenant may cause to be undertaken. Such approval shall not be unreasonably withheld. Examples of measures subject to Landlord's prior approval include the selection of any environmental consultant or contractor, determination of the scope of work and sampling activities to be performed by the consultant or any contractor and the form and substance of all draft reports prepared by any consultant (before such reports are finalized). Tenant shall provide Landlord with at least three (3) business days' advance notice of any proposed sampling and, if Landlord requests, Tenant shall split samples with Landlord. Tenant shall also promptly provide Landlord with the results of any test, investigation or inquiry conducted by or on behalf of Tenant in connection with the presence or suspected presence of Hazardous Substances on or about the Premises. Tenant shall provide Landlord with reasonable advance notice, and Landlord shall have the right, but not the obligation, to participate in all oral or written communications with government entities concerning Environmental Conditions on or about the Premises. In this connection, Landlord shall have the right to retain an environmental engineer or consultant, and Tenant shall cooperate and provide access to Tenant's operations in the Premises for such purpose, to monitor any and all of the foregoing activities, including activities conducted by Tenant on lands which Tenant owns, occupies, uses or controls other than the Premises, which Environmental Condition subjects or may subject the Premises to environmental contamination. In addition, if Tenant has brought on to the Premises, stored thereon or released therefrom Hazardous Substances in quantities requiring preparation of a business plan or similar reporting as described in Section 5.1, or if any other investigation of Tenant's activities by Landlord reveals a violation by Tenant or those under its control of laws or regulations pertaining to Hazardous Substances, which violation remains uncorrected, the reasonable cost of any periodic audit of Tenant's activities shall be reimbursed by Tenant to Landlord within thirty
(30) days of Landlord's request. Landlord's rights under this paragraph shall be solely for the purpose of protecting Landlord's interest in the Project.

         V.12 NO OBLIGATION OF LANDLORD. Notwithstanding Landlord's rights of inspection and review under this Section, Landlord shall have no obligation or duty to so inspect or review, and no third party shall be entitled to rely on Landlord to conduct any sort of inspection or review by reason of the provisions of this Section.

         V.13 ACKNOWLEDGEMENT BY TENANT. Landlord has delivered to Tenant copies of the following reports prepared for Landlord regarding the presence of Hazardous Substances in, on or under the Project, but Landlord makes no representation regarding the accuracy of such reports: (a) Facility Closure Plan dated April 13, 1999 regarding the Premises as previously occupied by MicroModule Systems,Inc., and (b) Preliminary Environmental Assessment for the Project dated April 9, 1998, both prepared by Erler & Kalinowski, Inc. To the best of knowledge of Landlord, which shall be deemed to be the knowledge of Joseph R. Seiger, the managing member of the general partner of the managing member of Landlord, and of Steven R. Meckfessel, president of Landlord's development consultant, there is no additional information indicating the presence of hazardous Substances on or under the Premises or the Project which is not contained in the documents described above. Landlord shall deliver to Tenant copies of reports obtained by Landlord describing the removal of facilities previously located in the Premises which contained Hazardous Substances.

         V.14 SURVIVAL. This Article V shall survive expiration or termination of this Lease.

         V.15 LANDLORD'S INDEMNITY. Landlord shall indemnify and hold harmless Tenant from and against all suits, orders, fines, liabilities, loss, damages, costs and expenses (including reasonable attorneys' fees) arising out of or resulting from the presence on or under the Premises or the Project of Hazardous Substances as of the Effective Date.

                                VI0 ALTERATIONS.

         VI.1.    ALTERATIONS. Tenant shall give Landlord not less than thirty
(30) days' notice of any alteration Tenant desires to make to the Premises which requires Landlord's consent hereunder and at least ten (10) days' prior notice of any alteration which does not require Landlord's consent. Tenant shall not make any alteration in, on or about a Building or the Premises without the prior written consent of Landlord unless (i) the alteration does not affect the Building structure, the exterior appearance of the Building or the Project, the roof or the Building systems (e.g., electrical systems, HVAC, fire and life safety); (ii) the cost of the alteration is not in excess of Twenty-Five Thousand Dollars ($25,000.00); (iii) Tenant delivers to Landlord notice and a copy of any final specifications and drawings for any such alteration at least ten (10) days prior to the date set forth above prior to commencement of the work thereof; and (iv) the other conditions of this Section are satisfied (including conforming to Landlord's rules, regulations and insurance requirements described below). Provided Landlord gives notice to Tenant at the time it consents to any alteration, prior to the expiration or earlier termination of this Lease, Tenant shall remove such proposed alterations and restore the Premises to its condition as of the Commencement Date, ordinary wear and tear and the effects of casualty or condemnation excepted. Landlord's approval of specifications and/or drawings for alterations shall not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency or compliance with applicable laws. Landlord will not unreasonably withhold its consent to a proposed alteration provided that Tenant complies with all terms of this Article VI. Tenant shall comply with all rules, laws, ordinances and requirements at the time Tenant makes any alteration, including, without limitation, Americans with Disabilities Act, shall complete all alterations in accordance with drawings and specifications previously approved by Landlord, and shall reimburse Landlord within thirty (30) days of its demand for all alterations and improvements to the Building and to the remainder of the Project which may be required as a result of Tenant's alterations (for example, under the Americans with Disabilities Act), whether or not such alterations and improvements correct conditions which existed prior to the Effective Date. Tenant shall deliver to Landlord a complete set of "as built" drawings and specifications for each alteration. In addition, Tenant shall obtain, or cause to be obtained, and shall maintain in effect, as necessary, all building permits, licenses, temporary and permanent certificates of occupancy and other governmental approvals which may be necessary or required in connection with the making of the alterations. Tenant shall be solely responsible for maintenance and repair of all alterations made by Tenant. As used in this Section, the term "alteration" shall include any alteration, addition or improvement, as well as carpeting, painting and other "aesthetic" modifications.

         VI.2 CONTRACTORS. All alterations shall be made or installed only by licensed contractors and subcontractors which have been approved by Landlord, which approval Landlord shall not unreasonably withhold or delay. Landlord shall be deemed reasonable in withholding its approval if Landlord determines that a proposed contractor or subcontractor (i) is not reputable and bondable by reputable bonding companies; (ii) does not carry the kinds of insurance, and in the amounts, set forth herein; (iii) is not licensed by the State of California; or (iv) does not work in harmony with Landlord's contractors and laborers in the Buildings and the Project.

         VI.3 BONDS. At Landlord's request, prior to the commencement of any alteration which requires Landlord's consent, a payment and performance bond shall be obtained by Tenant's contractor. Any such bonds shall be issued by an insurance company qualified to do business in the State of California, be in a sum equal to the cost of the alterations (as determined by the construction contract between Tenant and its contractor), and name Landlord as a dual obligee, guaranteeing the completion of the alterations free and clear of all liens and other charges, and in accordance with the drawings and specifications.

         VI.4 INSURANCE REQUIREMENTS. Tenant shall have its general contractor procure and maintain in effect during the course of construction of any alterations the following insurance coverages with an insurance company or companies authorized to do business in the State of California and with a Best's rating of at least A-XIII. Such insurance, other than the Worker's Compensation and Employer's Liability, shall be endorsed to name Landlord, its members and property manager as additional insureds and to provide at least thirty (30) days' prior written notice to Landlord of cancellation, material reduction in coverage or expiration.

              (a) Builder's All-Risk. Builder's All-Risk Insurance in an amount equal to the full replacement cost of the Building including all fixtures and equipment;

              (b) Worker's Compensation. Worker's Compensation and Occupational Disease Insurance in accordance with the laws of the State of California, along with "All States," "Voluntary Compensation" and "Foreign Compensation" coverage endorsements;

              (c) Employer's Liability. Employer's Liability Insurance in the amount of One Million Dollars ($1,000,000);

              (d) Commercial General Liability. Commercial General Liability Insurance, including Personal Injury and Property Damage coverage in the amount of a combined single limit of Five Million Dollars ($5,000,000) for each occurrence. Such coverage shall include the following: (A) premises - operations; (B) elevators and hoists;

(C) independent contractor; (D) completed operations - products; (E) explosion, underground and collapse (XCU) coverage; and (F) blanket contractual obligations; and

              (e) Comprehensive Auto Liability. Comprehensive Auto Liability Insurance including Personal Injury and Property Damage coverage in the amount of a combined single limit of Three Million Dollars ($3,000,000) for each occurrence. Such coverage shall include the following: (A) owned vehicles; (B) leased vehicles; (C) hired vehicle; and (D) non-owned vehicles.

              (f) Property Insurance. Property Insurance on a Special Form Policy ("all-risk") basis in the amount of the full replacement cost of Tenant's tangible and intangible property within and about the Premises.

         VI.5 PROFESSIONAL SERVICES. Tenant shall pay Landlord, as additional rent, the reasonable cost of any professional services and costs for general conditions of Landlord and any reasonable fees of third party consultants used by Landlord for review of any specifications and drawings for any alterations or for review of the construction of the alterations. Payment shall be made within ten (10) business days after Tenant's receipt of invoices either from Landlord or the consultants.

         VI.6 LIENS. If, because of any act or omission of Tenant or anyone claiming by, through, or under Tenant, any mechanics' lien or other lien is filed against the Premises, a Building, or any other portion of the Project or against other property of Landlord or any member of Landlord or subsidiary or related companies of members of Landlord (whether or not the lien is valid or enforceable), Tenant shall, at its own expense, cause it to be discharged of record within a reasonable time, not to exceed thirty (30) days, after the date of the filing. If Tenant fails to do so, then in addition to its other remedies, Landlord may cause a bond to be posted as security for such lien and Tenant shall reimburse Landlord for the cost of such bond and provide substitute security within ten (10) days of Landlord's demand. In addition, Tenant shall defend and indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting from the lien.

         VI.7 OWNERSHIP OF ALTERATIONS. Except as provided in Section 6.8, any alteration made by Tenant shall immediately become Landlord's property. Landlord may require Tenant, at Tenant's sole expense and by the end of the Term (or any extensions), to remove any alterations made by Tenant and to restore the Premises to its condition prior to the alteration.

         VI.8 OWNERSHIP OF EQUIPMENT, TRADE FIXTURES AND NON-STRUCTURAL ALTERATIONS. Tenant shall retain ownership of, and shall have the right to remove at any time, its equipment, trade fixtures, provided that Tenant repairs any damage caused in removing such items.

                                  VII0 REPAIRS

         VII.1 TENANTS REPAIR OBLIGATIONS. (a) Tenant, at all times during the Term (and any extensions) and at Tenant's sole cost and expense (except as herein expressly provided to the contrary), shall repair, replace and maintain in first class condition the Premises, except for ordinary wear and tear and the effects of casualty or condemnation, including, but not limited to, all non-structural interior walls, the roof membrane and flashing (but not the roof structure), Building-mounted exterior lighting, plate glass, loading dock, and the mechanical, electrical, elevator and plumbing systems (including HVAC, chillers and neutralization system) serving the Premises; provided, however, that Tenant shall not be required to perform any maintenance, repair, or replacement of such items to the extent the maintenance, repair or replacement
(i) is required because of fire or other casualty which is (or would be) covered by insurance Landlord maintains or is required to maintain under this Lease, (ii) results from the acts or omission of any other occupant of the Project or their agents, employees or contractors and/or (iii) results from the active negligence or willful misconduct of Landlord or its agents, employees or contractors.

              (b) Except as expressly provided in this Lease, Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided in California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect.

         VII.2 LANDLORD'S REPAIR OBLIGATION. Subject to damage by fire or other casualty or damage caused by Tenant or those under its control, Landlord, without expense to Tenant, shall maintain those portions of the Building and of the Premises which Tenant is not required to maintain in the condition and repair which would result from customary maintenance and repair for comparable buildings in Santa Clara County. As a Project Operating Expense, Landlord shall perform or construct any repair, maintenance or improvement required by any governmental law or regulation (including ADA) but only to the extent such improvements are not required because of Tenant's use of the Premises or because of alterations or other works of improvement undertaken by Tenant. As a Project Operating Expense, Landlord shall also maintain building systems not exclusively serving the Premises and the exterior portion of the Premises, including landscaping, exterior lighting, the exterior portions of the Building, parking lots (to the extent not the responsibility of a tenant under its lease), drives, curbs, exterior walkways and utilities in the Project Common Areas including telecommunications conduit but not cabling, but not any utilities or equipment installed by Tenant or by a public utility. Notwithstanding the foregoing sentence, (A) Tenant shall pay one hundred percent (100%) of the costs, to the extent not covered by insurance, of repairs, maintenance or improvements to the structural portions of the Project occasioned by fire or other casualty caused by Tenant or its employees, agents, contractors or invitees that are not (or would not be) covered by insurance Landlord is required to maintain under this Lease, and (B) Tenant shall pay its Project Percentage Share of the deductibles under Landlord's insurance policies and the costs described above to the extent such costs are properly included in the Project Operating Expenses.

                          VIII0 DAMAGE OR DESTRUCTION

         VIII.1 LANDLORD'S OBLIGATION TO REBUILD. If a Building in which a portion of the Premises is located is damaged or destroyed, Landlord shall promptly and diligently repair the Premises (which shall include all of the office area improvements, as such may have been altered in compliance with this Lease, which are part of the Premises) unless (i) there are insufficient insurance proceeds (together with such funds as Landlord, in its sole discretion, elects to provide) and deductibles payable by Tenant or which Tenant elects in its sole discretion, to provide) to pay for the total costs of the repair; or (ii) either Landlord or Tenant exercises its option to terminate this Lease, as provided herein.

         VIII.2 RIGHT TO TERMINATE. If a Building in which a portion of the Premises is located is destroyed or damaged by fire or other casualty, regardless of whether the casualty is insured against under this Lease, Landlord or Tenant shall have the option to terminate this Lease if Landlord reasonably determines that the repair of the Building cannot be completed within three hundred sixty (360) days after the casualty. If Landlord denies to exercise the right to terminate this Lease as a result of a casualty, it shall do so by notice to Tenant as soon as it determines that the estimated period to complete the repair exceeds three hundred sixty (360) days. If Tenant desires to exercise the right to terminate this Lease as a result of a casualty, Tenant shall exercise the right by giving Landlord notice of its election to terminate within thirty (30) days after Landlord's notice to Tenant of the estimated time to repair, in which event this Lease shall terminate fifteen (15) days after the date of the notice. If Landlord or Tenant does not exercise the right to terminate this Lease as to the destroyed or damaged Building, Landlord shall promptly commence the process of obtaining necessary permits and approvals, and shall commence repair of the destroyed and damaged Building as soon as practicable and thereafter prosecute the repair diligently to completion, in which event this Lease shall continue in full force and effect.

         VIII.3 ABATEMENT OF RENT. In the event of any damage or destruction to a Building in which any portion of the Premises is located, the Base Rent and any Additional Rent shall be abated proportionately to the degree the Premises are untenantable as a result of the damage or destruction, commencing from the date of the damage or destruction and continuing until the earlier of
(a) the termination of the Lease, or (b) completion of Landlord's repair and restoration of the Premises. In this regard, the parties expressly acknowledge that Landlord has the obligation to carry, and Tenant has the obligation to reimburse Landlord for, insurance covering loss of rents for only a twelve-month period following damage and destruction of the Premises. Accordingly, notwithstanding the foregoing, Landlord and Tenant expressly agree that Tenant shall have no right to abatement of rent after the lapse of the twelve (12) month period to be covered by insurance, except to the extent that Landlord fails diligently to undertake and complete the restoration of the Premises as required of Landlord under this Lease.

         VIII.4   DAMAGE NEAR END OF TERM AND EXTENSIVE DAMAGE

              (a) In addition to the rights to termination under Section 8.2, Landlord or Tenant shall have the right to terminate this Lease as of the date of the occurrence of destruction or damage if (i) either (A) Building 3 is substantially destroyed or damaged (i.e., there is damage or destruction which Landlord reasonably determines would require more than six (6) months to repair) and made substantially untenantable during the last twelve (12) months of the Term (or any extension) or (B) Building 3 is materially destroyed or damaged (i.e., there is damage or destruction which Landlord reasonably determines would require more than two hundred seventy (270) days to repair) and made untenantable during the last two (2) years of the Term (or any extension). Any notice of its election to terminate this Lease under this Section shall be given, if at all, by Landlord or Tenant to the other party within fifteen (15) days after Landlord's determination of the period that the damage or destruction would require to repair is given to Tenant.

              (b) Notwithstanding Landlord's election to terminate this Lease, if at the time of Landlord's election Tenant has not yet exercised its Extension Option, Tenant may cause the parties' obligations to be governed by Sections 8.1, 8.2 and 8.3 if within thirty (30) days following Landlord's notice to Tenant, Tenant validly exercises its Extension Option. In such event, Base Rent as of the commencement of the Option Period shall not be determined until six (6) months prior to the Commencement of the Extension Term. If Landlord or Tenant does not elect to terminate this Lease, the repair of the damage shall be governed by Section 8.1 or 8.2, as the case may be.

         VIII.5 LANDLORD'S INSURANCE. Landlord shall maintain at all times during the term of this Lease, a standard form of "all risk extended coverage" property insurance in the amount of full replacement value of the Project and insurance for loss of rentals as a result of casualty (including, at Landlord's option, earthquake) for a period of up to one year. If available and if Tenant pays the premiums for such coverage, Landlord shall also carry earthquake insurance in such additional amounts as may be requested by Tenant.

         VIII.6 INSURANCE PROCEEDS. If this Lease is terminated, (i) Landlord may keep all the insurance proceeds resulting from the damage, except for those proceeds from insurance policies obtained by Tenant which specifically insure Tenant's personal property and trade fixtures, and (ii) Tenant shall deliver to Landlord any insurance proceeds from its policies insuring its alterations or improvements.

                               IX0 EMINENT DOMAIN

         IX.1 EMINENT DOMAIN. If all or any part of the Premises is taken for public or quasi-public use by a governmental authority under the power of eminent domain or is conveyed to a governmental authority in lieu of such taking, and if the taking or conveyance causes the remaining part of the Premises to be untenantable or inadequate for use by Tenant for the purpose for which it was leased, then Tenant, at its option and by giving notice within fifteen (15) days after the taking, may terminate this Lease as of the date Tenant is required to surrender possession of the Premises. If a part of the Premises is taken or conveyed and the remaining part is tenantable and adequate for Tenant's use, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements to the Building as may be necessary to render the part of the Premises not taken or conveyed tenantable or usable; and the Rent shall be reduced in proportion to the part of the Premises taken or conveyed. All compensation awarded for the taking or conveyance shall be the property of Landlord without any deduction therefrom for any estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to the award. Tenant shall have the right, however, to recover from the governmental authority, but not from Landlord, such compensation as may be awarded to Tenant on account of the interruption of Tenant's business, moving and relocation expenses and removal of Tenant's trade fixtures and personal property.

                           X0 INDEMNITY AND INSURANCE

         X.1 INDEMNITY. Tenant shall be responsible for, shall insure against, and shall indemnify Landlord and its members, subsidiary and related companies, and their respective managers, members, officers, directors, shareholders, agents and employees (collectively, "Landlord's Parties"), and hold them harmless from, any and all liability for any loss, damage or injury to person or property occurring in, on or about the Premises, but not to the extent arising out of the negligence or willful misconduct of Landlord or Landlord's agents, employees, or contractors, and Tenant hereby releases Landlord's Parties from any and all liability for the same. Tenant's obligation to indemnify Landlord's Parties hereunder shall include the duty to defend against any claims asserted by reason of any loss, damage or injury, and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith. Notwithstanding the terms of this Section, Tenant's indemnity regarding Hazardous Substances and Hazardous Waste shall be as provided in Section 5.9 of this Lease. Tenant's indemnity shall survive the expiration or termination of this Lease.

         X.2 WAIVER. As insurance is available to Tenant to protect it against such risks, Landlord shall not be liable to Tenant for, and Tenant hereby waives all claims against Landlord for, any injury or damage to any person or property in, on or about the Premises by or from any cause whatsoever, and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises, or caused by gas, fire, oil, electricity, vibration or any cause whatsoever in, on or about the Premises.

         X.3 TENANT'S INSURANCE. At all times during the Term (and any extensions), Tenant shall carry, at its own expense, for the protection of Tenant, Landlord, Landlord's members and their subsidiary and related companies and Landlord's management agents (the "Additional Insureds"), as their interests may appear, one or more policies of commercial general liability insurance, including a contractual liability endorsement, and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with minimum combined single limit coverage of Five Million Dollars ($5,000,000.00) per occurrence for injury or property damage and insuring against any and all liability for which Tenant is responsible under this Lease. The insurance policy or policies shall (a) name the Additional Insureds and such other entities as Landlord may designate from time to time as additional insureds, (b) shall provide that the policy or policies may not be canceled on less than thirty (30) days prior written notice to such parties, (c) shall provide that it is primary and that any insurance maintained by Landlord shall be non-contributory with that maintained by Tenant. If Tenant's insurance is provided under a blanket policy, it shall be endorsed to provide that the full policy limit shall be available for claims arising from a single location. At least annually and otherwise within fifteen (15) days following Landlord's request, Tenant shall furnish Landlord with certificates evidencing the insurance. If Tenant fails to carry the insurance or to furnish Landlord with copies of all the policies after a request to do so, Landlord shall have the right to obtain the insurance and collect the cost thereof from Tenant as additional Rent.

         X.4 INCREASES IN INSURANCE. During the Term (and any extensions), but not more frequently than once every three (3) years, Landlord shall have the right to reasonably require that the amount of the insurance coverage maintained by Tenant be increased and that insurance for additional risks be obtained to the extent coverage for such risk in the increased amount is available in the insurance market at commercially acceptable rates.

         X.5 LANDLORD'S INSURANCE. During the Term Landlord shall maintain one or more policies of commercial general liability insurance with minimum combined single limit coverage of Five Million Dollars ($5,000,000) per occurrence for bodily injury or property damage.

                         XI0 ASSIGNMENT AND SUBLETTING

         XI.1 LANDLORD'S CONSENT. Except as provided in Section 11.2, Tenant shall not assign, sublet or otherwise transfer all or any portion of Tenant's interest in this Lease (collectively, "sublet") without Landlord's prior written consent, which consent shall not be unreasonably withheld. Landlord's withholding its consent to a proposed sublet shall be deemed reasonable if (i) the proposed sublet could result in all or any portion of the Premises being occupied by one or more governmental agencies (foreign or domestic); (ii) the sublet would result in significant and inappropriate increase in the use of any Project Common Areas by the sublessee's employees or visitors; (iii) the proposed sublessee is, in Landlord's reasonable opinion, not of similar quality as Tenant (i.e., previously has had numerous, material disputes with its prior landlords); or (iv) the proposed sublessee's or assignee's financial condition is insufficient to perform its obligations under the terms of the sublet, as determined in Landlord's reasonable discretion. Consent by Landlord to one sublet shall not be deemed to be a consent to any subsequent sublet.

         XI.2 PERMITTED TRANSFEREE. Consent of Landlord shall not be required for a sublet of all of the Premises to a Permitted Transferee.

         XI.3 EFFECT OF SUBLET. Each sublet to which Landlord has consented shall be by an instrument in writing, in a form satisfactory to Landlord as evidenced by Landlord's written approval. Each sublessee or assignee shall agree in writing, for the benefit of Landlord, to assume, to be bound by and to perform for the benefit of Landlord the terms, conditions and covenants of this Lease to be performed by Tenant, to the extent applicable to the sublease. Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease, and Landlord shall have the right to proceed against Tenant without proceeding against the subtenant.

         XI.4 INFORMATION TO BE FURNISHED. If Tenant desires at any time to sublet the Premises, Tenant shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment and a copy of the proposed sublease or assignment form; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed subtenant.

         XI.5 LANDLORD'S ELECTION. At any time within fifteen (15) days after Landlord's receipt of the information specified in Section 11.4, Landlord may, by written notice to Tenant, elect to (i) consent to the sublet by Tenant; or (ii) refuse its consent to the sublet. If Landlord fails to elect one of the alternatives within the fifteen (15) day period, it shall be deemed that Landlord has refused its consent to the sublet. If Landlord refuses its consent, Landlord shall deliver to Tenant a statement of the basis for its refusal. Any attempted sublet without Landlord's consent shall be void.

         XI.6 PAYMENT UPON SUBLET. If Landlord consents to the sublet, Tenant may thereafter enter into a valid sublet of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to Section 11.4, subject to the condition that Tenant shall pay to Landlord fifty percent (50%) of any excess of (a) the consideration received by Tenant under the sublet for the sublet transaction and/or the right to occupy the Premises ("subrent") over (b) the Rent required to be paid by Tenant hereunder plus Tenant's reasonable out-of-pocket costs to effectuate the sublet, including, without limitation, attorneys' fees, real estate brokers' commissions and the cost of tenant improvements or allowances incurred by Tenant in connection with such sublease. Any subrent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Base Rent payable to Landlord hereunder pursuant to the terms of Article IV. The term "subrent" as used herein shall include any consideration of any kind received by Tenant from the subtenant in consideration of Tenant's interest in this Lease or in the Premises.

         XI.7 FEES FOR REVIEW. Tenant also shall pay to Landlord, as additional rent, the reasonable, documented legal fees (including the allocated costs for services of in-house counsel) for reviewing the documents in connection with any proposed sublet, but not in excess of Twenty Five Hundred Dollars ($2,500) for each request. The payment shall be made within ten (10) business days after Tenant's receipt of invoices either from Landlord or Landlord's attorneys.

         XI.8 EXECUTED COUNTERPARTS. No sublet shall be valid nor shall any subtenant or assignee take possession of the Premises until an executed counterpart of the sublease or assignment has been delivered to Landlord in the form previously approved by Landlord.

         XI.9 TRANSFERS COMPRISING SUBLETS. A sale or other transfer of all or a substantial portion of Tenant's assets or, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (in one or more related transactions) of the stock or other ownership interest in such entity, or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, shall be deemed a sublet and shall be subject to all the restrictions and provisions contained in this Article; provided, however, that the provisions regarding transfer of stock shall not be applicable (A) to Tenant if Tenant is a publicly-held corporation and its stock is transferred publicly over a recognized securities exchange or over-the-counter market, or (B) to the initial public offering of stock of Tenant pursuant to trading over a recognized securities exchange or over-the-counter market.

                                  XII0 DEFAULT

         XII.1 TENANT'S DEFAULT. At the option of Landlord, a material breach of this Lease by Tenant shall exist if any of the following events (severally, "Event of Default"; collectively, "Events of Default") shall occur:
(i) if Tenant shall have failed to pay when due Rent, including Tenant's Project Percentage Share of Project Operating Expenses, Tenant's Project Percentage Share of Real Property Taxes, or any other sum required to be paid under this Lease; provided that one (1) time in any twelve (12)-month period there shall not be an Event of Default if any such failure to pay Base Rent when due does not continue for more than ten (10) days following notice from Landlord; (ii) if Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure the breach within fifteen (15) days after written notice from Landlord if the breach could reasonably be cured within the fifteen
(15) day period; provided, however, if the failure could not reasonably be cured within the fifteen (15) day period, then Tenant shall not be in default unless it has failed to promptly commence and thereafter continue to make diligent and reasonable efforts to cure the failure as soon as practicable as reasonably determined by Landlord; (iii) if Tenant shall have assigned its assets for the benefit of its creditors; (iv) if the sequestration of, attachment of, or execution on, any material part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of the property within sixty(60) days thereafter, or prior to sale pursuant to any sequestration, attachment or levy, whichever is earlier; (v) if Tenant shall have failed to continuously and uninterruptedly conduct its business in the Premises, or shall have abandoned or vacated the Premises, while in default of payment of Rent; (vi) if a court shall have made or entered any decree or order adjudging Tenant to be insolvent, or approving as properly filed a petition seeking reorganization of Tenant, or directing the winding up or liquidation of Tenant, and the decree or order shall have continued for a period of sixty (60) days; (vii) if Tenant shall have made or suffered any transfer which constitutes a fraudulent or otherwise avoidable transfer under any provision of the federal Bankruptcy Laws or any applicable state law; or (viii) if Tenant shall have failed to comply with the provisions of Articles XIX, XXI or XXII. An Event of Default shall constitute a default under this Lease.

         XII.2 REMEDIES UPON TENANT'S DEFAULT. Upon an Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, equity, statute or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

              (a) Continue Lease. Landlord shall have the remedy described in California Civil Code Section 1951.4 and may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect Rent when due.

              (b) Terminate Possession. Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord shall have the right to remove all personal property of Tenant and store it at Tenant's cost and to recover from Tenant as damages: (i) the worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus
(ii) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of the Rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (1) in retaking possession of the Premises, including attorneys' fees and costs therefor; (2) maintaining or preserving the Premises for reletting to a new tenant, including repairs or alterations to the Premises for the reletting; (3) leasing commissions; (4) any other costs necessary or appropriate to relet the Premises; and (5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

              The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) and is computed by allowing interest at the lesser of the Interest Rate on the unpaid Rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in clause (iii) is computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, if Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

         XII.3 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease within the cure periods set forth in
Section 12.1, Landlord may, but shall not be obligated to, make the payment or perform the act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel. Any payment or performance by Landlord shall not waive or release Tenant from any obligations of Tenant under this Lease. All sums so paid by Landlord, and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant on the next day after any payment by Landlord, together with interest thereon at the Interest Rate, from that date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

                             XIII. SECURITY DEPOSIT

         XIII.1 SECURITY DEPOSIT. Upon its execution of this Lease, Tenant shall have deposited with Landlord the Security Deposit, in the amount of Two Hundred Ninety Thousand Dollars ($290,000.00), as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or other sum in default, for the payment of any amount which Landlord may expend or become obligated to expend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is used or applied, Tenant shall deposit with Landlord, within ten (10) days after demand therefor, cash in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. Upon the expiration or earlier termination of this Lease, Landlord shall promptly refund to Tenant any portion of the Security Deposit not previously applied by Landlord.

                           XIV. SURRENDER OF PREMISES

         XIV.1. SURRENDER. Subject to the terms of Articles VIII and IX, on the expiration or early termination of this Lease (including any extensions), Tenant shall surrender the Premises to Landlord in a cosmetically and environmentally clean condition equivalent to that existing on the Effective Date (i.e., with no additional Hazardous Substances or levels of Hazardous Substances in excess of those in, on or under the Premises as of the Commencement Date not stored or released by Tenant or those under its control), with all of Tenant's personal property, data and communications cabling, process piping, process and production-related ducts and machinery removed, and with only such alterations as may have been consented to remain by Landlord or which shall not have required Landlord's consent. Within thirty (30) days prior to the date Tenant delivers possession of the Premises to Landlord, Tenant shall deliver to Landlord a report prepared within thirty (30) days prior to such delivery which includes the documents and information described in Section
5.6 and which also includes the results of tests of samples of any potential locations of Hazardous Materials stored, used or released by Tenant or those under its control on or about the Premises including, if indicated by the nature of activities within or adjacent to the Premises, groundwater and soil gas samples as well as samples of materials in representative samples of any process piping, waste traps and air handling equipment used by Tenant. The scope of the investigation performed for such report shall be subject to Landlord's prior approval, which approval shall not unreasonably be withheld but may be subject to reasonable conditions.

                                XV. HOLDING OVER

         XV.1 HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration or termination of this Lease, the tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event, Base Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the Base Rent during the last month of the Term (including any extensions), and any other sums due under this Lease shall be payable in the amount, and at the times, specified in this Lease. The month-to-month tenancy shall be subject to every other term, condition, covenant and agreement contained in this Lease and Tenant shall vacate the Premises (and, if appropriate, the remainder of the Project) immediately upon Landlord's request. If this Lease terminates prior to the Expiration Date (including termination during an Extension Term) and the termination is not a result of one or more Events of Default by Tenant, Tenant shall have a reasonable period of time to hold over (without the increase in the Base Rent provided above) in order to complete its restoration obligations in accordance with the terms of this Lease.

                            XVI. ACCESS TO PREMISES

         XVI.1 ACCESS TO PREMISES. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times upon at least twenty-four
(24) hours' notice, except in the case of an emergency (in which event no notice shall be necessary), and to make use of any Project Common Areas to (i) inspect the Premises; (ii) post Notices of Nonresponsibility and similar notices and to show the Premises to interested parties such as prospective mortgagors, purchasers and tenants; (iii) make necessary alterations, additions, improvements or repairs to the Premises, the Buildings or the Project; (iv) discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord; (v) install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and meters and equipment above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Buildings; and (vi) make changes to the design and layout of the Project, including changes to the Buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscape areas, walkways and parking areas. Landlord also shall have the right to use or close temporarily any Project Common Areas and any other portion of the Project while engaging in making improvements, repairs or alterations to the Building, the Project, or any portion thereof. Landlord's right of access to the Premises shall be subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to minimize interference with Tenant's operations. Landlord shall not be liable to Tenant for any damages or losses resulting from Landlord's entry except and to the extent caused by Landlord's violation of its obligations under the Section 16. Access to the Premises by third parties except in emergencies shall be subject to such parties executing non-disclosure agreements acceptable to Tenant and a representative of Tenant shall have the right to accompany such parties.

                                  XVII. SIGNS

         XVII.1 RESTRICTIONS AND COSTS. Tenant may only install signs identifying Tenant on the Building in compliance with applicable law. At its expense, Tenant may also install a monument sign identifying tenant at the entry to the Project in the location designated by Landlord. The costs of any permitted sign, and the costs of its installation, maintenance and removal, shall be at Tenant's sole expense and shall be paid within ten (10) days of Tenant's receipt of a bill from Landlord for the costs. The payment shall be made within ten (10) business days after Tenant's receipt of invoices either from Landlord or Landlord's attorneys.

                          XVIII. WAIVER OF SUBROGATION

         XVIII.1 WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives and releases the other of and from any and all rights of recovery, claim, action or cause of action against the other, its subsidiary and related companies, directors, agents, officers and employees, for any loss or damage that may occur in the Premises, the Buildings, or the Project; to improvements to the Buildings and Project or personal property (building contents) within the Buildings or Project; or to any furniture, equipment, machinery, goods and supplies not covered by this Lease which Tenant may bring to the Premises or any additional improvements which Tenant may construct on the Premises by reason of fire, the elements or any other cause which is required to be insured against under this Lease, regardless of the cause or origin, including negligence of Landlord or Tenant and their agents, subsidiaries, directors, officers and employees, to the extent insured against under the terms of any insurance policies carried by Landlord or Tenant or required to be insured against by Landlord or Tenant under this Lease. Notwithstanding anything to the contrary contained herein, the waiver of subrogation and release under this Section shall extend to damage that would be covered by insurance required to be carried under this Lease, even if the insurance proceeds are not paid to the insured.

                               XIX. SUBORDINATION

         XIX.1 SUBORDINATE NATURE. Except as provided in Section 19.2 and subject to Section 19.3, this Lease is subject and subordinate to the CC&Rs and all ground or underlying leases, mortgages and deeds of trust which now or may hereafter affect the Project, the Property, the Buildings or the Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. Within ten (10) days after Landlord's request therefor, Tenant shall execute any and all documents reasonably required by Landlord, the lessor under any ground or underlying lease ("Lessor"), or the holder or holders of any mortgage or deed of trust ("Holder") to make this Lease subordinate to the lien of any lease, mortgage or deed of trust, as the case may be. Tenant hereby waives its rights under any law (including judicial decisions) which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any foreclosure proceeding or sale. Notwithstanding anything to the contrary herein, prior to the Commencement Date, and from time to time thereafter upon any refinancing or additional financing of the Property, Landlord shall obtain from any lenders holding security interests in, present or future ground lessors of the Project, and such lenders and ground leases and Tenant shall execute, acknowledge and deliver a Subordination, Non-Disturbance and Attornment Agreement in the form of Exhibit F. If any such Agreement so provides, then no termination of this Lease by Landlord shall be effective unless consented to by any such lenders and ground lessors.

         XIX.2 POSSIBLE PRIORITY OF LEASE. If a Lessor or a Holder advises Landlord that it desires or requires this Lease to be prior and superior to a lease, mortgage or deed of trust, Landlord may notify Tenant. Within seven (7) days of Landlord's notice, Tenant shall execute, have acknowledged and deliver to Landlord any and all documents or instruments, in the form presented to Tenant, which Landlord, Lessor or Holder deems necessary or desirable to make this Lease prior and superior to the lease, mortgage or deed of trust.

         XIX.3 RECOGNITION AND ATTORNMENT AGREEMENT. Upon the foreclosure of any mortgage or deed of trust encumbering Landlord's interest in the Project, Property, Buildings or the Premises, or a sale or transfer in connection therewith, Tenant shall attorn to the Holder and its successors, and shall, upon its request, execute and deliver a new lease with the Holder as landlord, in the form of this Lease. The obligations of Tenant under this Section shall survive termination of this Lease.

                      XX. TRANSFER OF LANDLORD'S INTEREST

         XX.1 TRANSFER OF THE PROJECT. Upon transfer of Landlord's interest in the Project and assignment of this Lease, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the consummation of the transfer and assignment. Tenant shall attorn to any entity purchasing or otherwise acquiring Landlord's interest in the Premises at any sale or other proceeding.

                           XXI. ESTOPPEL CERTIFICATES

         XXI.1 ESTOPPEL CERTIFICATES. Within ten (10) days following request by either Tenant or Landlord, the other party shall execute and deliver an estoppel certificate which shall: (i) certify that this Lease is unmodified and in full force and effect or, if modified, state the nature of the modification and certify that this Lease, as so modified, is in full force and effect, and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or if there are uncured defaults on the part of Landlord, state the nature of the uncured defaults; (iii) evidence the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of all or any portion of Landlord's interest in the Project; and (iv) acknowledge any other matters concerning this Lease, as reasonably requested by Landlord.

                         XXII. MODIFICATION FOR LENDERS

         XXII.1 MODIFICATION FOR LENDERS. If, in connection with Landlord obtaining any financing for all or any portion of Landlord's interest in the Project, a lender requests modifications to this Lease, Tenant shall execute an amendment to this Lease incorporating the modifications within ten (10) days after Landlord's request. The modifications shall not increase Tenant's obligations under this Lease.

                             XXIII. ATTORNEY'S FEES

         XXIII.1 ATTORNEYS' FEES. If either party shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rent or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover, as a part of the action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and court costs as may be fixed by the court or jury. The prevailing party shall be the party which secures a final judgment in its favor. Any such attorneys' fees and other expenses incurred by any party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

                                 XXIV. BROKERS

         XXIV.1 TENANT'S WARRANTY. Tenant and Landlord each warrant and represent that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease except for BT Commercial and Cornish & Carey, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord acknowledges that it shall be solely responsible for any commission or fee which may be payable to BT Commercial and Cornish & Carey in connection with this Lease.

         XXIV.2 INDEMNITY. Tenant and Landlord shall indemnify and hold harmless the other from and against any and all liabilities and expenses arising out of claims made by any broker or individual other than BT Commercial or Cornish & Carey for commissions or fees resulting from this Lease claiming a right through the indemnifying party. The indemnity in this Section shall survive expiration or termination of this Lease.

                                  XXV. PARKING

         XXV.1 PARKING. Tenant shall have the exclusive right to park in the Project's parking facilities shown on Exhibit G hereto as un-shaded areas and agrees to cooperate with Landlord and other tenants of the Project in the use of the parking facilities. At Tenant's request and at its expense, Landlord shall designate, including providing appropriate signs, parking spaces adjacent to the main entry to the Premises for Tenant's exclusive use in the area generally shown on Exhibit C, but Landlord shall not be obligated to enforce such restrictions. Landlord shall have the right to charge Tenant the portion which Landlord deems allocable to Tenant of any charges (e.g., fees or taxes) imposed by the Regional Air Quality Control Board or other governmental or quasi-governmental agency in connection with operation or use of the parking facilities by Tenant). Landlord shall not be liable to Tenant, nor shall this Lease be affected, if any parking is impaired by moratorium, initiative, referendum, law, ordinance, regulation or order passed, issued or made by any governmental or quasi-governmental body.

                          XXVI. UTILITIES AND SERVICES

         XXVI.1 TENANT'S RESPONSIBILITY. Tenant shall be responsible for arranging for and obtaining the utilities and services necessary to service the Buildings in which any portion of the Premises is located. Tenant shall pay directly, before the same become delinquent, all charges, duties, rates and other charges of every description to which the Premises or any part thereof or any improvements thereon, or Landlord or Tenant in respect thereof, may during the Term (and any extensions) be assessed or become liable for consumption by Tenant of electricity, gas, refuse collection, telephone, sewage disposal, water, cable television or any other utilities or services or any connections or meters therefor, whether assessed to or payable by Landlord or Tenant. If Tenant fails to pay any such utility or service charges, the Landlord may at any time after the same become due pay the same together with any interest, penalties, fines and costs accrued or imposed and Tenant shall reimburse Landlord, upon demand, the full amount paid by Landlord, together with interest at the Interest Rate. Landlord shall not be liable for, Tenant shall not be entitled to any abatement or reduction of Rent by reason of, no eviction of Tenant shall result from, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of, any interruption of such utilities and services.

         XXXVI.2 TELECOMMUNICATIONS, RISERS AND CABLING. Tenant may install satellite dishes and telecommunications equipment on the roof of the Building in a manner which is subject to Landlord's prior approval, which shall not unreasonably be withheld. Landlord shall have no responsibility for the installation, operation and maintenance of the telecommunications conduit, risers and cabling in the Buildings. In addition, Landlord shall have no liability to Tenant if, for whatever reason, telecommunication service to the Building fails. Upon the expiration or earlier termination of the Term, Tenant shall remove all antennae, conduit, switches and cable installed by Tenant and repair and patch all damage and penetrations.

                      XXVII. NAMES OF PROJECT AND BUILDING

         XXVII.1 REVISION OF NAMES. Landlord shall have the right, in its sole discretion and without Tenant's consent or any liability to Tenant, at any time during the Term (including all extensions) to revise (i) the name of the Project; or (ii) the name of any of the Buildings.

         XXVII.2 USE OF NAMES. Tenant shall not employ the name of any Building or the Project in the name or title of its business or occupation without Landlord's prior written consent, which consent Landlord may withhold in its sole discretion.

                          XXVIII. MEMORANDUM OF LEASE

         XXVIII.1 RECORDING. At Tenant's request, the parties shall execute, acknowledge and cause to be recorded a short form memorandum of this Lease.

         XXVIII.2 QUITCLAIM. Upon any termination of this Lease pursuant to its terms, Tenant, at Landlord's request, shall execute, have acknowledged and deliver to Landlord a quitclaim deed of all Tenant's interest in the Premises, Buildings, Property and Project created by this Lease.

                                 XXIX. NOTICES

         XXIX.1 NOTICES. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be given by hand delivery, electronic mail (e.g., facsimile), courier service or the United States mail. Notices which are sent by electronic mail or courier service shall be deemed to have been given upon receipt. Notices which are mailed shall be deemed to have been given when seventy-two (72) hours have elapsed after the notice is deposited in the United States mail, certified, the postage prepaid, addressed to the party to be served. As of the date of execution of this Lease, the addresses of Landlord and Tenant are as specified in the Basic Lease Information. Either party may change its address by giving notice of the change in accordance with this Section.

                           XXX. LIABILITY OF LANDLORD

         XXX.1 LANDLORD'S EXCULPATION. In the event of breach by Landlord (which term includes Landlord's partners, co-venturers and co-tenants, subsidiary and related companies and members, managers, officers, directors, employees, agents and representatives of Landlord and Landlord's partners, co-venturers, co-tenants, and subsidiary and related companies) of any of Landlord's obligations under this Lease, Landlord's liability to Tenant shall be limited to its then ownership interest in the Buildings and Property or the proceeds of a public sale of the then ownership interest pursuant to the foreclosure of a judgment against Landlord plus the proceeds of commercial general liability insurance as maintained by Landlord. Landlord shall not be personally liable, or liable in any event, for any deficiency beyond its then ownership interest in the Buildings and Property.

                           XXXI. LIGHT, AIR AND VIEW

         XXXI.1 ADDITIONAL STRUCTURES. Subject to the restrictions in Section
2.8 regarding the visibility of Tenant's signs, any diminution or interference with light, air or view by any structure which may be erected on land adjacent to the Buildings (whether or not within the Project) shall in no way alter this Lease or impose any liability on Landlord.

                          XXXII. RULES AND REGULATIONS

         XXXII.1 RULES AND REGULATIONS. Landlord reserves the right from time to time to adopt and promulgate, amend and supplement reasonable rules and regulations applicable to the Buildings and the Project. Notice of such rules and regulations, and reasonable amendments thereto, shall be given to Tenant; and Tenant hereby agrees thereupon to comply with and observe all such rules and regulations, amendments and supplements.

                          XXXIII. RIGHT OF FIRST OFFER

         XXXIII.1 RIGHT OF FIRST OFFER. Tenant shall have a right of first offer to lease any of all of the space in Building 1 or Building 2 (the "Offer Space") which is presently leased to Hewlett-Packard Corporation ("H-P") if and when the Offer Space becomes available for lease to prospective tenants which are not H-P, its successors, assigns or sublessees (collectively, the "Existing Occupants"). If and when Landlord desires to make the Offer Space available for lease to prospective tenants other than the Existing Occupants, Landlord shall first give notice of such intent to Tenant. Tenant may, by notice given to Landlord within thirty (30) days following Landlord's notice, enter into negotiations with Landlord to lease the Offer Space on such terms as the parties may agree and for thirty (30) days following Tenant's notice, the parties shall negotiate in good faith towards reaching an agreement for Tenant to lease the Offer Space. Notwithstanding the foregoing, Landlord shall not be obligated to enter into such negotiations unless Tenant's notice of exercise is accompanied by evidence reasonably acceptable to Landlord, that the tangible net worth of Tenant determined in accordance with generally acceptable accounting practices as of the date of such exercise, is not less than that of Tenant as of the Effective Date. Unless Tenant and Landlord shall have otherwise agreed, Landlord shall not be obligated to negotiate with Tenant with respect to the Offer Space for more than thirty (30) days and Tenant's right under this Section 33 shall apply to the Offer Space only the first time it becomes available for lease to prospective tenants other than Existing Occupants.

                                 XXXIV. GENERAL

         XXXIV.1 CAPTIONS. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

         XXXIV.2 TIME. Time is of the essence for the performance of each term, condition and covenant of this Lease.

         XXXIV.3 SEVERABILITY. If any provision of this Lease is held to be invalid, illegal or unenforceable, the invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if the invalid, illegal or unenforceable provision had not been contained herein.

         XXXIV.4 CHOICE OF LAW; CONSTRUCTION. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

         XXXIV.5 GENDER; SINGULAR, PLURAL. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

         XXXIV.6 BINDING EFFECT. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns (to the extent this Lease is assignable).

         XXXIV.7 WAIVER. The waiver of Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of the provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of the payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless the waiver is in writing signed by Landlord.

         XXXIV.8 ENTIRE AGREEMENT. This Lease is the entire agreement between the parties with respect to the subject matter of this Lease, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

         XXXIV.9 WAIVER OF JURY TRIAL. To the extent permitted by law, Tenant hereby waives any right it may have to a jury trial in the event of litigation between Tenant and Landlord pertaining to this Lease.

         XXXIV.10 COUNTERPARTS. This Lease may be executed in counterparts, each of which shall be an original, but all counterparts shall constitute one
(1) instrument.

         XXXIV.11 EXHIBITS. The Basic Lease Information and all exhibits attached hereto are hereby incorporated herein and made an integral part hereof.

         XXXIV.12 THIRD PARTY BENEFICIARIES. The terms and conditions of this Lease shall be for the benefit of Landlord and Tenant only and their respective successors and assigns, to the extent permitted under this Lease. Landlord and Tenant intend that no person or entity shall be deemed to be a third party beneficiary of this Lease.

              IN WITNESS WHEREOF, the parties have executed this Lease, on the date(s) stated below, effective as of the date first above written.

"Tenant"                                            "Landlord"
CIENA CORPORATION,                                  RIDGEVIEW COURT ASSOCIATES, L.L.C.,
a Delaware corporation                              a Delaware limited liability company

By:                                                 By:   RIDGEVIEW COURT MANAGEMENT, L.P.,
   -------------------------------------                  a California limited partnership,
         Its:                                             Its Managing Member
             ---------------------------
Date:
     -----------------------------------


                                                          By:  Old Trace Properties, LLC, a California
                                                               limited liability company, General Partner
By:
   -------------------------------------
         Its:                                                  By:
             ---------------------------                          ----------------------------------------
Date:                                                                Its Managing Member
     -----------------------------------

                                   EXHIBIT A

                              DIAGRAM OF PREMISES

                                   EXHIBIT B

                           DIAGRAM OF BASEMENT SPACE

                                   EXHIBIT C

                               DIAGRAM OF PROJECT

                                   EXHIBIT D

                      INITIAL IMPROVEMENT OF THE PREMISES

                                   EXHIBIT E

                          TERM COMMENCEMENT MEMORANDUM

                                   EXHIBIT F

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT